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                                                                    EXHIBIT 23.0

                         Consent of Ernst & Young LLP
                             Independent Auditors



We consent to the incorporation by reference in the Registration Statement
(Form S-8 No.333-49233) pertaining to the Richmond County Savings Bank 401(k) Savings Plan in RSI Retirement Trust (the "Plan") of our report dated August 18, 1999, with respect to the consolidated financial statements of Richmond County Financial Corp., included in the Form 10-K for the year ended June 30, 1999.


                                                          /s/Ernst & Young LLP



New York, New York
September 27,1999